UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event report):  September 6, 2006

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware		94-1690082
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

One Riverway, Suite 2100
Houston, Texas 77056
(Address of principal executive offices)

(713) 850-7600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                 Entry into a Material Definitive Agreement

On September 6, 2006, the Board of Directors (the “Board”) of Geokinetics Inc. a Delaware corporation (the “Company”), approved a new plan for the compensation of directors of the Company.

(1)           Each current director of the Company (and each director subsequently appointed or elected as a member of the Board of Directors of the Company) will receive a grant of restricted shares of the Company’s Common Stock, $0.01 par value (“Common Stock”), equal to $50,000.00 divided by the closing price of a share of the Company’s Common Stock at the closing on September 6, 2006 (and, with respect to new directors, the closing price per share of Common Stock on the date of each such director’s appointment or election).  Each grant of restricted stock will be evidenced by a restricted stock agreement to be entered into between the Company and each of its directors.  Each restricted stock grant will vest over a period of three years; with equal annual vesting over that period but subject to accredited vesting in the event of the death or disability of a director or a “change of control” in the Company (as that term is defined in the Company’s 2002 Stock Incentive Plan):

(2)           The Board approved the following director compensation plan, to be effective from May 17, 2006, the date upon which the Board initially considered adoption of a formal compensation plan for members of the Board:

•               Each director will receive an annual fee of $15,000.00,

•               The Chairman of the Board will receive an additional annual fee of $15,000.00,

•                                            The Chairman of the Audit Committee will receive an additional annual fee of $7,500.00,

•                                            The Chairman of the Compensation Committee will receive an additional annual fee of $5,000.00,

•                                            Each director will receive a fee of $1,000.00 for each board meeting attended in person or by telephone, and

•                                            Each director will receive a fee of $250.00 for each meeting of a committee of the Board attended in person or by telephone.

ITEM 9.01                                       Financial Statements and Exhibits

(d)	Exhibit 99.1	Press Release dated September 11, 2006, announcing the acquisition of
Grant Geophysical, Inc.

The exhibit included in this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: September 12, 2006	By:	/s/ David A. Johnson
President and Chief Executive Officer